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                                                                    Exhibit 24.2

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David E. Lacey and Martin Rushe, and each of them, his attorneys-in-fact, with full power of substitution, for him in any and all capacities, to sign, on behalf of CompleTel Europe N.V., a public limited liability company organized under the laws of The Netherlands (the "Company"), a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-4 in connection with the registration by the Company of Senior Notes to be offered in exchange for other Senior Notes, and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and issuance of such notes with Blue Sky authorities and the European stock exchange identified in the registration statement; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

                                           /s/ James E. Dovey
Date:  6/20/00                     ----------------------------------------
                                   James E. Dovey


                                           /s/ James C. Allen
Date:  6/20/00                     ----------------------------------------
                                   James C. Allen


                                           /s/ Royce J. Holland
Date:  6/20/00                     ----------------------------------------
                                   Royce J. Holland


                                           /s/ Lawrence F. DeGeorge
Date:  6/20/00                     ----------------------------------------
                                   Lawrence F. DeGeorge


                                           /s/ Paul J. Finnegan
Date:  6/20/00                     ----------------------------------------
                                   Paul J. Finnegan


                                           /s/ James H. Kirby
Date:  6/20/00                     ----------------------------------------
                                   James H. Kirby


                                           /s/ James N. Perry, Jr.
Date:  6/20/00                     ----------------------------------------
                                   James N. Perry, Jr.


                                           /s/ William H. Pearson
Date:  6/20/00                     ----------------------------------------
                                   William H. Pearson

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                                           /s/ Martin Rushe
Date:  6/20/00                     ----------------------------------------
                                   Martin Rushe


                                           /s/ Hansjorg Rieder
Date:  6/20/00                     ----------------------------------------
                                   Hansjorg Rieder


                                           /s/ David E. Lacey
Date:  6/20/00                     ----------------------------------------
                                   David E. Lacey


                                           /s/ John M. Hugo
Date:  6/20/00                     ----------------------------------------
                                   John M. Hugo